                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  MAY 1, 1996

                           DAYTON HUDSON CORPORATION
                           -------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        MINNESOTA                      1-6049                 41-0215170
- ---------------------------          -----------           -------------------
(STATE OR OTHER JURISDIC-            (COMMISSION             (IRS EMPLOYER
TION OF INCORPORATION)               FILE NUMBER)          IDENTIFICATION NO. )

            777 NICOLLET MALL
         MINNEAPOLIS, MINNESOTA                                        55402
         ----------------------                                        -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 612-370-6948


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                                    FORM 8-K

ITEM 5.   Other Events.
- -------   ------------

     The long-term debt rating of Dayton Hudson Corporation (the "Corporation") was recently lowered to Baa1 from A3 by Moody's Investors Service, Inc. ("Moody's) on May 1, 1996. Management believes that this new rating will continue to allow the Corporation to efficiently access the debt capital markets. Publications of Moody's indicate that it assigns the Baa rating to debt securities that are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time for such securities. Those securities are thought to lack outstanding investment characteristics and, in fact, to have speculative characteristics as well. The "1" modifier indicates that the debt ranks at the highest tier of its generic rating category. The Baa rating is the fourth highest of the nine rating categories that Moody's assigns to long-term debt.

     Duff & Phelps, Inc. ("Duff & Phelps") currently assigns an A- rating to that debt. Publications of Duff & Phelps indicate that it assigns the A rating to debt securities whose protection factors are average but adequate, and where risk factors are more variable and greater in periods of economic stress. The "-" modifier indicates that the debt ranks in the lower tier of the A category. The A rating is the third highest of the eight rating categories that Duff & Phelps assigns to long-term debt.

     Standard & Poor's Corporation ("Standard & Poor's) assigns a BBB+ rating to that debt. Publications of Standard & Poor's indicate that it assigns the BBB rating to debt securities that are regarded as having an adequate capacity to pay interest and repay principal. While it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. The "+" modifier indicates that the debt ranks in the upper tier of the BBB category. The BBB rating is the fourth highest of the 11 rating categories that Standard & Poor's assigns to long-term debt.

     Each rating should be evaluated independently of any other rating.   A
     security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning organization. The Corporation has not requested a rating on its long-term debt or commercial paper by any agency other than Standard & Poor's, Moody's and Duff & Phelps. However, there can be no assurance as to whether any other rating agency will rate the Corporation's debt securities or, if one does, what rating would be assigned by such rating agency. A rating by another rating agency, if assigned at all, may differ from the ratings assigned by Standard & Poor's, Moody's and Duff & Phelps.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              DAYTON HUDSON CORPORATION

                              ____________________________________
                              Stephen C. Kowalke
                              Treasurer


Dated:  May 13, 1996